                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND SHARES
TAX EXEMPT LONG-TERM FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND SHARES
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES
TAX EXEMPT MONEY MARKET FUND
GLOGAL EQUITY INCOME FUND
GLOGAL EQUITY INCOME FUND INSTITUTIONAL SHARES
TARGET MANAGED ALLOCATION FUND
CALIFORNIA BOND FUND SHARES
CALIFORNIA BOND FUND ADVISER SHARES
CALIFORNIA MONEY MARKET FUND
NEW YORK BOND FUND SHARES
NEW YORK BOND FUND ADVISER SHARES
NEW YORK MONEY MARKET FUND
VIRGINIA BOND FUND SHARES
VIRGINIA BOND FUND ADVISER SHARES
VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2016, the undersigned hereby certifies, that:

    1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date: 05/24/2016                                 /s/ DANIEL S. MCNAMARA
                                                 ------------------------------
                                                 Daniel S. McNamara
                                                 President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND SHARES
TAX EXEMPT LONG-TERM FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND SHARES
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES
TAX EXEMPT MONEY MARKET FUND
GLOGAL EQUITY INCOME FUND
GLOGAL EQUITY INCOME FUND INSTITUTIONAL SHARES
TARGET MANAGED ALLOCATION FUND
CALIFORNIA BOND FUND SHARES
CALIFORNIA BOND FUND ADVISER SHARES
CALIFORNIA MONEY MARKET FUND
NEW YORK BOND FUND SHARES
NEW YORK BOND FUND ADVISER SHARES
NEW YORK MONEY MARKET FUND
VIRGINIA BOND FUND SHARES
VIRGINIA BOND FUND ADVISER SHARES
VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2016, the undersigned hereby certifies, that:

    1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date: 05/23/2016                             /s/ ROBERTO GALINDO, JR.
                                             ------------------------------
                                             Roberto Galindo, Jr.
                                             Treasurer